EXHIBIT 10.3

TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 26, 2012, among Powell Industries, Inc., a Delaware corporation (“Parent” or “Borrower”), Bank of America, N.A., a national banking association, as Agent, Swing Line Lender and L/C Issuer under the Credit Agreement (in such capacity as administrative agent, together with its successors in such capacity, “Agent”), and each lender from time to time party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A. Parent, as borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of June 29, 2005 (as amended by the First Amendment to Credit Agreement dated November 7, 2005, the Second Amendment to Credit Agreement dated January 11, 2006, the Third Amendment to Credit Agreement dated August 4, 2006, the Fourth Amendment to Credit Agreement dated December 7, 2006, the Fifth Amendment to Credit Agreement dated December 4, 2007, the Sixth Amendment to Credit Agreement dated December 14, 2007, the Seventh Amendment to Credit Agreement dated December 10, 2008, the Eighth Amendment to Credit Agreement dated March 11, 2010, the Ninth Amendment to Credit Agreement dated May 11, 2011, and as further amended, restated or supplemented, the “Credit Agreement”).

B. Parent has requested, and Agent and Lenders have agreed, subject to the terms and conditions herein, to amend certain covenants in the Credit Agreement.

C. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is amended as set forth below as of the Effective Date:

(a) The definitions of “Applicable Rate” and “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement are deleted in their entireties and are replaced with the following:

“Applicable Rate means, except as specified below, the following percentages per annum, based upon the Consolidated Leverage Ratio as set out in the most recent Compliance Certificate received by Agent pursuant to Section 6.02(b):

Pricing Level	Consolidated Leverage Ratio	Eurocurrency Rate	Base Rate	Letter of Credit Fee	Commitment Fee
1	<1.25:1.00	+1.00%	-0.50%	1.00%	0.1875%
2	>1.25:1.00 but <2.25:1.00	+1.25%	-0.25%	1.00%	0.1875%
3	>2.25:1.00	+1.75%	+0.00%	1.75%	0.1875%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided that, if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day after a Compliance Certificate establishing a lower applicable Pricing Level is delivered pursuant to Section 6.02(b).

Consolidated Fixed Charge Coverage Ratio means, as of any date of determination, the ratio of (a) the difference of (i) Consolidated EBITDA for the period of the four fiscal quarters most recently ended for which Borrower has delivered Current Financial Statements pursuant to Section 6.01(a) or (b) minus (ii) cash federal, state, local, and foreign income taxes for Parent and its Subsidiaries for such period, minus actual cash Maintenance Capital Expenditures paid during such period, to (b) Debt Service.

(b) Section 1.01 of the Credit Agreement is amended to add the following new definition in its appropriate alphabetical order:

Maintenance Capital Expenditures means Capital Expenditures made by Parent and its Subsidiaries that constitute normal replacements and maintenance which are properly charged to current operations.

(c) Section 7.11(f) (Capital Expenditures) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(f) Capital Expenditures. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for Capital Expenditures that (i) do not exceed $60,000,000 in the aggregate, during the two year period commencing October 1, 2011, and ending on September 30, 2013, and (ii) do not exceed $20,000,000 per Fiscal Year, commencing with the Fiscal Year ending September 30, 2014, and for each Fiscal Year ending thereafter.

2. Delta-Unibus Corp. Letter of Credit. Borrower, Agent and Lenders agree that Irrevocable Letter of Credit No. 3041587 (as amended), issued by Bank of America, N.A., to Bank of New York as trustee, as beneficiary, for Delta-Unibus Corp. (now known as Powell Electrical Systems, Inc.) as letter of credit applicant, shall be deemed a Letter of Credit issued under Section 2.03 of the Credit Agreement, and shall be subject to and governed by the terms and conditions of the Credit Agreement. Borrower and Powell Electrical Systems, Inc. each agree that the Letter of Credit and Reimbursement Agreement dated October 25, 2001 (as amended prior to the date hereof), is terminated and is of no further force and effect.

3. Conditions. This Amendment shall be effective as of the date first set forth above (the “Effective Date”) once each of the following have been delivered to Agent:

(a)	this Amendment executed by Borrower, Agent and Lenders;

(b)	Guarantors’ Consent and Agreement executed by the Guarantors; and

(c)	such other documents as Agent or Lenders may reasonably request.

4. Representations and Warranties. Parent represents and warrants to Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of such parties, (c) no other consent of any Person (other than Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document (as amended by this Amendment) to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Agent or Lenders is required for Agent or Lenders to rely on the representations and warranties in this Amendment.

5. Scope of Amendment; Reaffirmation; RELEASE. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Parent hereby reaffirms its obligations under the Loan Documents to which each is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). AS A MATERIAL PART OF THE CONSIDERATION FOR AGENT AND LENDERS ENTERING INTO THIS AMENDMENT, PARENT HEREBY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS (AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, OFFICERS, MANAGERS, DIRECTORS, EMPLOYEES, AND AGENTS) FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, CAUSES OF ACTION, OR LIABILITIES FOR ACTIONS OR OMISSIONS (WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER DIRECT OR INDIRECT) IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE DATE OF THIS AMENDMENT, WHETHER OR NOT HERETOFORE ASSERTED, AND WHICH BORROWER OR ANY COMPANY MAY HAVE OR CLAIM TO HAVE AGAINST AGENT AND LENDERS.

6. Miscellaneous.

(a) Waiver. This Amendment does not constitute (i) a waiver of, or a consent to (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Agent’s or Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form. Each agreement, document, instrument or other writing to be furnished to Lenders under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d) Costs, Expenses and Attorneys’ Fees. Parent agrees to pay or reimburse Agent on demand for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Parent, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h) Entirety. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT AMONG PARENT, AGENT AND LENDERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the following pages.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

POWELL INDUSTRIES, INC., as Borrower

By:	/s/ Don R. Madison
Don R. Madison
Vice President, Secretary and Treasurer

Executed by Powell Electrical Systems, Inc. for purposes of Section 2 of this Amendment.

POWELL ELECTRICAL SYSTEMS, INC.

By:	/s/ Don R. Madison
Don R. Madison
Vice President, Secretary, and Treasurer

Signature Page to Tenth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Agent

By:	/s/ Ted Puckett
Ted Puckett
Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Ted Puckett
Ted Puckett
Senior Vice President

Signature Page to Tenth Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT TO TENTH AMENDMENT

As an inducement to Agent and Lenders to execute, and in consideration of Agent’s and Lenders’ execution of, this Amendment, the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by each of the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. The undersigned further represents and warrants to Agent and Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing. Guarantors hereby release Agent and Lenders from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Guarantors’ Consent and Agreement shall be binding upon each of the undersigned, and its permitted assigns, and shall inure to the benefit of Agent, Lenders, and its successors and assigns.

GUARANTORS:

TRANSDYN, INC., a Delaware corporation		POWELL INDUSTRIES ASIA, INC., a Delaware corporation

By:	/s/ Don R. Madison	By:	/s/ Don R. Madison
	Don R. Madison		Don R. Madison
	Vice President, Secretary, and Treasurer		Vice President, Secretary, and Treasurer

POWELL INDUSTRIES INTERNATIONAL, INC., a Delaware corporation		POWELL ELECTRICAL SYSTEMS, INC., a Delaware corporation

By:	/s/ Don R. Madison	By:	/s/ Don R. Madison
	Don R. Madison		Don R. Madison
	Vice President, Secretary, and Treasurer		Vice President, Secretary, and Treasurer

Guarantors’ Consent and Agreement to Tenth Amendment to Credit Agreement